UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Second Amendment”) is being filed to provide revised pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”) with respect to the acquisition by Alphatec Holdings, Inc. (the “Company”) of SafeOp Surgical, Inc. (“SafeOp”) pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 6, 2018, among the Company, Safari Merger Sub, Inc., SafeOp, certain key stockholders of SafeOp and a stockholder representative. The acquisition was completed on March 8, 2018, as disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 12, 2018 (the “Original Form 8-K”). On April 16, 2018, the Company filed Amendment No. 1 on Form 8-K/A (the “First Amendment” and together with the Original Form 8-K, the “Amended Form 8-K”) to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K related to the acquisition.

The Company is filing in this Second Amendment revised pro forma financial information related to the acquisition. The pro forma financial information has been revised to increase the purchase price and related goodwill associated with the acquisition to account for transactions expenses that were paid by the Company from the proceeds of the $15 million cash consideration on behalf of SafeOp.

Unless otherwise indicated herein or in the Amended Form 8-K, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original Form 8-K or the First Amendment, or to modify or update those disclosures affected by subsequent events. This Second Amendment should be read in conjunction with the Amended Form 8-K and the Company’s other filings made with the Securities and Exchange Commission subsequent to the Original Form 8-K, including any amendments to those filings.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

Revised unaudited pro forma condensed combined financial statements of the Company as of December 31, 2017 are filed as Exhibit 99.1 and are incorporated herein by reference.

(d)	Exhibits.

99.1	Revised unaudited pro forma condensed combined financial statements of Alphatec Holdings, Inc. as of December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2018	ALPHATEC HOLDINGS, INC.

	By:	/s/ Jeffrey Black
Name: Jeffrey Black
Its: Chief Financial Officer